CONSOLIDATED STAINLESS, INC.                                        Exhibit 99.1

Case No.: 97-02593JJF                                            ACCRUAL BASIS-1

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                    for the 16 days ending December 31, 1997

================================================================================

                                          Document     Previously  Explanation
Required Attachments:                     Attached     Submitted     Attached

1.  Tax Receipts                            ( X )         ( )          ( )

2.  Bank Statements                         ( X )         ( )          ( )

3.  Most recently filed                      ( )         ( X )         ( )
    Income Tax Return

4.  Most recent Annual Financial             ( )         ( X )         ( )
    Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PERPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Burton R. Chasnov                            Executive Vice President/CFO
--------------------------------------         ---------------------------------
SIGNATURE OF RESPONSIBLE PARTY                              TITLE

Burton R. Chasnov                                     February 16, 1998
--------------------------------------         ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Daniel A. Rashy                                       Controller
--------------------------------------         ---------------------------------
SIGNATURE OF PREPARER                                       TITLE

Daniel A. Rashy                                       February 16, 1998
--------------------------------------         ---------------------------------
PRINTED NAME OF PREPARER                                     DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-2
                            COMPARATIVE BALANCE SHEET
Case No.: 97-02593JJF                                                4TH QUARTER

--------------------------------------------------------------------------------
ASSETS                                              MONTH   MONTH       MONTH
                                                   -----------------------------
                                          SCHEDULE                     DEC 1997
--------------------------------------------------------------------------------
1.    CASH                                                                5,648
--------------------------------------------------------------------------------
2.    ACCOUNTS RECEIVABLE (NET)                                       6,074,981
--------------------------------------------------------------------------------
3.    INVENTORY                                                      17,434,164
--------------------------------------------------------------------------------
4.    NOTES RECEIVABLE                                                  254,294
--------------------------------------------------------------------------------
5.    PREPAID EXPENSES                                                  326,151
--------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                    2(a)                       652,438
--------------------------------------------------------------------------------
7.    TOTAL CURRENT ASSETS                                           24,747,676
--------------------------------------------------------------------------------
8.    PROPERTY, PLANT & EQUIPMENT                                    20,186,966
--------------------------------------------------------------------------------
9.    LESS:  ACCUMULATED
      DEPRECIATION / DEPLETION                                        5,063,055
--------------------------------------------------------------------------------
10.   NET PROPERTY, PLANT & EQUIPMENT                                15,123,911
--------------------------------------------------------------------------------
11.   DUE FROM AFFILIATES & INSIDERS                                     48,388
--------------------------------------------------------------------------------
12.   INTANGIBLES (ATTACH LIST)                                               -
--------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                    2(b)                       240,531
--------------------------------------------------------------------------------
14.   TOTAL ASSETS                                                   40,160,506
--------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
15.   ACCOUNTS PAYABLE                                                   70,897
--------------------------------------------------------------------------------
16.   TAXES PAYABLE                                                      17,673
--------------------------------------------------------------------------------
17.   NOTES PAYABLE                                                           -
--------------------------------------------------------------------------------
18.   PROFESSIONAL FEES                                                  47,707
--------------------------------------------------------------------------------
19.   SECURED DEBT                                                      916,259
--------------------------------------------------------------------------------
20.   DUE TO AFFILIATES & INSIDERS                                            -
--------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                    2(c)                       247,677
--------------------------------------------------------------------------------
22.   TOTAL POSTPETITION LIABILITIES                                  1,300,213
--------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------
23.   SECURED DEBT                                                   25,396,820
--------------------------------------------------------------------------------
24.   PRIORITY DEBT                                                     676,680
--------------------------------------------------------------------------------
25.   UNSECURED DEBT                                                 10,384,663
--------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                    2(d)                       565,537
--------------------------------------------------------------------------------
27.   TOTAL PREPETITION LIABILITIES                                  37,023,700
--------------------------------------------------------------------------------
28.   TOTAL LIABILITIES                                              38,323,913
--------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------
29.   OWNERS' PREPETITION EQUITY                                      2,153,841
--------------------------------------------------------------------------------
30.   POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                               (317,248)
--------------------------------------------------------------------------------
31.   TOTAL EQUITY (DEFICIT)                                          1,836,593
--------------------------------------------------------------------------------
32.   TOTAL LIABILITIES & OWNERS' EQUITY                             40,160,506
--------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(a)
                              OTHER CURRENT ASSETS

Case No.: 97-02593JJF                                               4TH QUARTER

-------------------------------------------------------------------------------
                                                   MONTH    MONTH      MONTH
                                                  -----------------------------
                                                                     12/16/97 -
                                                                      12/31/97
-------------------------------------------------------------------------------
OTHER RECEIVABLES                                                      175,229
-------------------------------------------------------------------------------
DEFERRED FINANCING COSTS (NET)                                          79,167
-------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                                  398,042
-------------------------------------------------------------------------------
   TOTAL OTHER CURRENT ASSETS                                          652,438
-------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(b)
                                  OTHER ASSETS

Case No.: 97-02593JJF                                                4TH QUARTER

-------------------------------------------------------------------------------
                                                  MONTH    MONTH       MONTH
                                                 -------------------------------
                                                                     12/16/97 -
                                                                      12/31/97
-------------------------------------------------------------------------------
SECURITY & MISCELLANEOUS DEPOSITS                                       63,793
-------------------------------------------------------------------------------
RETAINER - SAUL, EWING, REMICK & SAUL, LLP                              91,738
-------------------------------------------------------------------------------
RETAINER - GREENBERG, TRAURIG, HOFFMAN,
LIPOFF, ROSEN & QUENTEL, PA                                             50,000
-------------------------------------------------------------------------------
RETAINER - BDO SEIDMAN, LLP                                             25,000
-------------------------------------------------------------------------------
RETAINER - GLICKSTEIN, LAVAL, CARRIS,
LEVITT, LOOMIS & DANTUMA, PA                                            10,000
-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS                                                  240,531
-------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(c)
                            OTHER POSTPETITION LIABILITIES

Case No.: 97-02593JJF                                                4TH QUARTER

-------------------------------------------------------------------------------
                                              MONTH    MONTH           MONTH
                                             ----------------------------------
                                                                     12/16/97 -
                                                                      12/31/97
-------------------------------------------------------------------------------
BOOK OVERDRAFT                                                          60,844
-------------------------------------------------------------------------------
ACCRUED PAYROLL AND RELATED TAXES                                       76,425
-------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE                                                93,800 *
-------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                                16,608
-------------------------------------------------------------------------------
   TOTAL OTHER POSTPETITION LIABILITIES                                247,677
-------------------------------------------------------------------------------

* Interest has been accrued for accounting purposes only.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(d)
                            OTHER PREPETITION LIABILITIES

Case No.: 97-02593JJF                                                4TH QUARTER

-------------------------------------------------------------------------------
                                                  MONTH    MONTH       MONTH
                                                 ------------------------------
                                                                     12/16/97 -
                                                                      12/31/97
-------------------------------------------------------------------------------
PROPERTY TAX ACCRUAL                                                    32,125
-------------------------------------------------------------------------------
OTHER TAXES PAYABLE                                                     14,561
-------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                                40,967
-------------------------------------------------------------------------------
DEFERRED CREDIT                                                         35,730
-------------------------------------------------------------------------------
RESERVE FOR LITIGATION                                                  30,500
-------------------------------------------------------------------------------
MISCELLANEOUS PAYABLES                                                  13,612
-------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                                  398,042
-------------------------------------------------------------------------------
   TOTAL OTHER PREPETITION LIABILITIES                                 565,537
-------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-3


Case No.: 97-02593JJF                                                4TH QUARTER

-------------------------------------------------------------------------------
REVENUES                                               MONTH  MONTH    MONTH
                                                       ------------------------
                                                                     12/16/97 -
                                              COMMENTS                12/31/97
-------------------------------------------------------------------------------
1.    GROSS REVENUES                                                 1,439,880
-------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                         (5,569)
-------------------------------------------------------------------------------
3.    NET REVENUE                                                    1,434,311
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
4.    BEGINNING INVENTORY                                           18,190,790
-------------------------------------------------------------------------------
5.    ADD: PURCHASES & CAPITALIZED OVERHEAD                            592,176
-------------------------------------------------------------------------------
6.    LESS: ENDING INVENTORY                                        17,434,164
-------------------------------------------------------------------------------
7.              COST OF GOODS SOLD                                   1,348,802
-------------------------------------------------------------------------------
8.    GROSS PROFIT                                                      85,509
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                                    38,552
-------------------------------------------------------------------------------
10.   DIRECT LABOR / SALARIES                                          160,168
-------------------------------------------------------------------------------
11.   PAYROLL TAXES                                                     13,773
-------------------------------------------------------------------------------
12.   RENT & LEASE EXPENSE                        [1]                   12,719
-------------------------------------------------------------------------------
13.   INSURANCE                                                         35,564
-------------------------------------------------------------------------------
14.   DEPRECIATION / DEPLETION / AMORTIZATION                           78,425
-------------------------------------------------------------------------------
15.   GENERAL & ADMINISTRATIVE                                          28,429
-------------------------------------------------------------------------------
16.   LESS: CAPITALIZED OVERHEAD                                      (118,628)
-------------------------------------------------------------------------------
17.   TOTAL OPERATING EXPENSES                                         249,002
-------------------------------------------------------------------------------
18.   OPERATING INCOME (LOSS)                                         (163,493)
-------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------
19.   OTHER INCOME (ATTACH LIST)                                             -
-------------------------------------------------------------------------------
20.   OTHER EXPENSES (ATTACH LIST)                                           -
-------------------------------------------------------------------------------
21.   INTEREST EXPENSE                                                 108,645
-------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                                    -
-------------------------------------------------------------------------------
23.   NET OTHER INCOME & EXPENSES                                      108,645
-------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------
24.   PROFESSIONAL FEES                                                 41,360
-------------------------------------------------------------------------------
25.   U.S. TRUSTEE FEES                                                  3,750
-------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                                                    -
-------------------------------------------------------------------------------
27.   TOTAL REORGANIZATION EXPENSES                                     45,110
-------------------------------------------------------------------------------
28.   INCOME TAX                                                             -
-------------------------------------------------------------------------------
29.   NET PROFIT (LOSS)                                               (317,248)
-------------------------------------------------------------------------------

[1] Includes $4,575 of rent expense from facilities leased from insiders.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(a)


                                                                    Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                                               Account No.: 2-703-791
                                                                    Account Type: Cash Collateral of Mellon Bank*
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
                                                                                                            12/16/97 -
DISBURSEMENTS                                                                                               12/31/97
----------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                    207,315.87
----------------------------------------------------------------------------------------------------------------------
                                    RECEIPTS
----------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
----------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE                                                          1,317,844.72
----------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
----------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)                                                                            3,906.81
----------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                             1,321,751.53
----------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                       1,529,067.40
----------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
                         Revolving Line of Credit Pay Downs                                              1,528,409.23
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                       1,528,409.23
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                       658.17
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

* Funds in this account are to be used solely to pay down the balance owed on any outstanding indebtedness the Company may have to Mellon Bank. Funds are not available for operating purposes.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(b)

                                                                    Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                                               Account No.: 2-953-131
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH        MONTH                     MONTH
                                                                    -----------------------------------------------------
                                                                                                              12/16/97 -
DISBURSEMENTS                                                                                                  12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                        (3,580.70)
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. REVOLVER ADVANCES                                                                               916,258.65
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                  916,258.65
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                            912,677.95
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                             PURPOSE                   AMOUNT
-------------------------------------------------------------------------------------------------------------------------
                         Auburndale (See Attached List)                               4(b)(1)                  25,468.97
-------------------------------------------------------------------------------------------------------------------------
                         Apopka (See Attached List)                                   4(b)(2)                     641.74
-------------------------------------------------------------------------------------------------------------------------
                         California (See Attached List)                               4(b)(3)                     851.59
-------------------------------------------------------------------------------------------------------------------------
                         Jacksonville (See Attached List)                             4(b)(4)                  13,380.44
-------------------------------------------------------------------------------------------------------------------------
                         Houston (See Attached List)                                  4(b)(5)                     209.46
-------------------------------------------------------------------------------------------------------------------------
                         Lakeland (See Attached List)                                 4(b)(6)                   4,910.32
-------------------------------------------------------------------------------------------------------------------------
                         Chicago (See Attached List)                                  4(b)(7)                     272.00
-------------------------------------------------------------------------------------------------------------------------
                         Corporate (See Attached List)                                4(b)(8)                  50,193.27
-------------------------------------------------------------------------------------------------------------------------
                         Wires (See Attached List)                                    4(b)(9)                 899,116.04
-------------------------------------------------------------------------------------------------------------------------
              12/22/97   Transfer to Mellon #2-703-791 to cover NSF                                               161.06
-------------------------------------------------------------------------------------------------------------------------
                         Wire Fees                                                                                538.00
-------------------------------------------------------------------------------------------------------------------------
              12/18/97   11/97 Account Analysis Fee                                                               910.56
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                            996,653.45
                                                                                                        -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                      (83,975.50)
-------------------------------------------------------------------------------------------------------------------------

            Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(c)

                                                                    Bank: Merrill Lynch
Case No.: 97-02593JJF                                               Account No.: 64A-07644
                                                                    Account Type: Cash & Money Fund
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                              MONTH       MONTH                 MONTH
                                                                        -------------------------------------------------
                                                                                                               12/16/97 -
DISBURSEMENTS                                                                                                   12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                            39.05
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. INTEREST INCOME                                                                                       0.28
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        0.28
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                 39.33
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
                         N/A
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  -
                                                                                                        -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                           39.33
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(d)

                                                                    Bank: Great Western
Case No.: 97-02593JJF                                               Account No.: 446-818297-7
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH                   MONTH
                                                                       --------------------------------------------------
                                                                                                               12/16/97 -
DISBURSEMENTS                                                                                                   12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                            58.50
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                 58.50
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
              12/17/97   Wire Fee                                                                                  35.00
-------------------------------------------------------------------------------------------------------------------------
              12/31/97   Monthly Service Fee                                                                        8.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                 43.00
                                                                                                        -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                           15.50
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(e)

                                                                    Bank: NationsBank, N.A.
Case No.: 97-02593JJF                                               Account No.: 010-333-0164
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
                                                                                                               12/16/97 -
DISBURSEMENTS                                                                                                    12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                           303.04
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                303.04
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
        1425  12/24/97   Cash                                                         Vehicle-Fuel                250.00
-------------------------------------------------------------------------------------------------------------------------
              12/31/97   Monthly Maintenance Fee                                                                   10.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                260.00
                                                                                                        -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                           43.04
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(f)

                                                                    Bank: Comerica Bank - Texas
Case No.: 97-02593JJF                                               Account No.: 7881022961
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
                                                                                                               12/16/97 -
DISBURSEMENTS                                                                                                   12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                           678.19
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                678.19
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  -
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                          678.19
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(g)

                                                                    Bank: Huntington Nat'l Bank
Case No.: 97-02593JJF                                               Account No.: 1603427364
                                                                    Account Type: Payroll
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
                                                                                                               12/16/97 -
DISBURSEMENTS                                                                                                   12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                         5,736.84
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE                                                                44,993.40
-------------------------------------------------------------------------------------------------------------------------
           4. TRANSFERS FROM MELLON #2-953-131                                                                366,911.75
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                  411,905.15
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                            417,641.99
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
                         See Attached                                                                         395,363.90
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                            395,363.90
                                                                                                        -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                       22,278.09
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(h)

                                                                    Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0215252138566
                                                                    Account Type: Payroll
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
                                                                                                               12/16/97 -
DISBURSEMENTS                                                                                                   12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                          (543.69)
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                               (543.69)
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  -
                                                                                                        -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                         (543.69)
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(i)

                                                                    Bank: SunTrust Bank, N. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0288008734682
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
                                                                                                               12/16/97 -
DISBURSEMENTS                                                                                                    12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                            (4.29)
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                 (4.29)
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
              12/16/97   Check Order                                                                                9.44
-------------------------------------------------------------------------------------------------------------------------
              12/31/97   Monthly Maintenance Fee                                                                   15.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                 24.44
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                          (28.73)
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(j)

                                                                    Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0710629932410
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
                                                                                                               12/16/97 -
DISBURSEMENTS                                                                                                   12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                            (2.67)
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)                                                                      450.00
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                      450.00
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                447.33
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
              12/23/97   Wire Transfer Fee                                                                         10.00
-------------------------------------------------------------------------------------------------------------------------
              12/31/97   Service Fee                                                                               11.16
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                 21.16
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                          426.17
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(k)

                                                                    Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0526001124765
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
                                                                                                               12/16/97 -
DISBURSEMENTS                                                                                                   12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                            10.79
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                 10.79
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
              12/31/97   Monthly Service Fee                                                                       13.34
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                 13.34
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                           (2.55)
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(l)

                                                                    Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0031000213063
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
                                                                                                               12/16/97 -
DISBURSEMENTS                                                                                                   12/31/97
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                             8.78
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                  8.78
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
              12/31/97   Service Fee                                                                               13.23
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                 13.23
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                           (4.45)
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                    ACCRUAL BASIS-7


Case No.:97-02593JJF

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------------------------
                                               INSIDERS                                                    CUMULATIVE
--------------------------------------------------------------------------------------------------------
                                                                          TYPE OF           AMOUNT           UNPAID
                     NAME                             POSITION            PAYMENT            PAID           BALANCE
-------------------------------------------------------------------------------------------------------------------------
1.  See Accrual Basis-7(a)
-------------------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------------------
6.          TOTAL PAYMENTS TO INSIDERS
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------------
                                    TYPE           DATE OF COURT
                                     OF          ORDER AUTHORIZING         AMOUNT           AMOUNT         TOTAL PAID
             NAME               PROFESSIONAL          PAYMENT             APPROVED           PAID           TO DATE
-------------------------------------------------------------------------------------------------------------------------
1.  None
-------------------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------------------
6.   Total Payments to Professionals
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
-------------------------------------------------------------------------------------------------------------------------
                                                     SCHEDULED            AMOUNTS
                                                      MONTHLY               PAID                     TOTAL
                                                      PAYMENTS             DURING                   UNPAID
NAME OF CREDITOR                                        DUE                MONTH                 POSTPETITION
-------------------------------------------------------------------------------------------------------------------------
1.  N/A
-------------------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------------------------------------------------
8.          TOTAL
-------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-7(a)


Case No.:97-02593JJF

------------------------------------------------------------------------------------------------------------------------------
                                               INSIDERS
--------------------------------------------------------------------------------------------------------          CUMULATIVE
                                                                          TYPE OF                 AMOUNT             UNPAID
                     NAME                             POSITION            PAYMENT                  PAID             BALANCE
------------------------------------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                                CEO/Chairman           Salary                   $ 10,817.31         1,201.92[1]
------------------------------------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                                CEO/Chairman           Life Insurance              1,887.30             -
------------------------------------------------------------------------------------------------------------------------------
RONALD J. ADAMS                                President/Director     Salary                      6,850.96           360.58[2]
------------------------------------------------------------------------------------------------------------------------------
RONALD J. ADAMS                                President/Director     Life Insurance              2,191.80             -
------------------------------------------------------------------------------------------------------------------------------
STEPHEN M. ADAMS                               V.P.-Prod.             Salary                      6,875.00             -
------------------------------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV                              Exec. V.P./C.F.O.      Salary                      7,500.00             -
------------------------------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV                              Exec. V.P./C.F.O.      Rent   [3]                  2,712.73             -
------------------------------------------------------------------------------------------------------------------------------
R & H PARTNERS                                 N/A                    Rent   [3]                  2,756.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Payments to Insiders                                                                     $ 41,591.10
------------------------------------------------------------------------------------------------------------------------------

[1] Represents 10% salary deferral beginning on December 15, 1997.

[2] Represents 5% salary deferral beginning on December 15, 1997.

[3] Postpetition Rent.

                            LIST OF OMITTED SCHEDULES

1. Schedule of Cash Collateral of Mellon Bank Account Other Cash Receipts for the Period December 16, 1997 to December 31, 1997 (Account Number 2-703-791) [4(a)(1)]

2. Schedules of Mellon Bank Account Cash Disbursements for the Period December 16, 1997 to December 31, 1997 (Account Number 2-953-131):

       Auburndale      -   4(b)(1)
       Apopka          -   4(b)(2)
       California      -   4(b)(3)
       Jacksonville    -   4(b)(4)
       Houston         -   4(b)(5)
       Lakeland        -   4(b)(6)
       Chicago         -   4(b)(7)
       Corporate       -   4(b)(8)
       Wires           -   4(b)(9)

3. Schedule of Huntington Bank Payroll Account Cash Disbursements for the Period December 16, 1997 to December 31, 1997 (Account Number 1603427364) [4(g)(1)]

4. Schedules of Accounts Receivable Aging, Post Petition Accounts Payable Aging, and Status of Post Petition Taxes as of December 31, 1997 [5]

5. Schedule of all Operating Bank Account Reconciliations and Cash on Hand as of December 31, 1997 [6(a) to 6(c)]

6. Schedule of Mellon Bank Account Last Checks Written as of December 31, 1997 (Account Number 2-953-131) [6(d)]

7. Schedule of Comerica Bank - Texas Account Reconciling Item as of December 31, 1997 (Account Number 7881022961) [6(e)]

8. Questionnaire and Insurance Information [8]

9. Responses to Questionnaire [8(a)]

10. Personnel Headcount Activity [9]

11. Mellon Bank Statement of Account for the period November 28, 1997 to December 31, 1997 (Account Number 2-703-791)

12. Mellon Bank Statement of Account for the period November 28, 1997 to December 31, 1997 (Account Number 2-953-131)

13. Merrill Lynch Bank Statement of Account for the period November 29, 1997 to December 31, 1997 (Account Number 64A-07644)

14. Great Western Bank Statement of Account for the period December 1, 1997 to December 31, 1997 (Account Number 446-818297-7)

                            LIST OF OMITTED SCHEDULES


15. NationsBank Statement of Account for the period December 1, 1997 to December 31, 1997 (Account Number 010-333-0164)

16. Comerica Bank - Texas Statement of Account for the period December 1, 1997 to December 31, 1997 (Account Number 7881022961)

17. Huntington National Bank Statement of Account for the period December 3, 1997 to December 31, 1997 (Account Number 1603427364)

18. SunTrust Bank Statement of Account for the period December 1, 1997 to December 31, 1997 (Account Number 0215252138566)

19. SunTrust Bank Statement of Account for the period December 1, 1997 to December 31, 1997 (Account Number 0288008734682)

20. SunTrust Bank Statement of Account for the period December 1, 1997 to December 31, 1997 (Account Number 0710629932410)

21. SunTrust Bank Statement of Account for the period December 1, 1997 to December 31, 1997 (Account Number 0526001124765)

22. SunTrust Bank Statement of Account for the period December 1, 1997 to December 31, 1997 (Account Number 0031000213063)

23. Payroll Tax Deposit Receipts from Huntington National Bank for December 17, 1997 and December 31, 1997 (Account Number 01603427364)


                                  Page 2 of 2